Exhibit 99.1
STEVEN H. FELDERSTEIN, State Bar No. 056978
PAUL J. PASCUZZI, State Bar No. 148810
FELDERSTEIN FITZGERALD
WILLOUGHBY & PASCUZZI LLP
400 Capitol Mall, Suite 1450
Sacramento, CA 95814
Telephone: (916) 329-7400
Facsimile: (916) 329-7435
sfelderstein@ffwplaw.com
ppascuzzi@ffwplaw.com
Attorneys for Capital Corp. of the West, Debtor in Possession
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA
FRESNO DIVISION

In re:	CASE NO. 09-14298

CAPITAL CORP OF THE WEST,

Debtor-In-Possession.	Date:	January 14, 2010
	Time:	9:00 a.m.
	Dept.:	B
ORDER CONFIRMING DEBTOR’S SECOND
AMENDED PLAN OF LIQUIDATION
     Capital Corp of the West, debtor and debtor in possession in this Chapter 11 Bankruptcy Case (the “Debtor”), filed the Debtor’s Second Amended Plan of Liquidation in the above-referenced case on January 15, 2010 (the “Plan”). On January 14, 2010, a continued hearing was held on confirmation of the Plan. The Court having determined after the hearing on notice that the requirements for confirmation set forth in 11 U.S.C. § 1129 have been satisfied, and the Court having set forth its findings of fact and conclusions of law on the record,
     IT IS ORDERED that the Plan, a copy of which is attached hereto, is confirmed.
Dated: January 20, 2010

W. Richard Lee
United States Bankruptcy Judge
Order Confirming Debtor’s
Second Amended Plan of Liquidation

STEVEN H. FELDERSTEIN, State Bar No. 056978
PAUL J. PASCUZZI, State Bar No. 148810
FELDERSTEIN FITZGERALD WILLOUGHBY & PASCUZZI LLP
400 Capitol Mall, Suite 1450
Sacramento, CA 95814
Telephone: (916) 329-7400
Facsimile: (916) 329-7435
ppascuzzi@ffwplaw.com
Attorneys for Capital Corp of the West
UNITED STATES BANKRUPTCY COURT
EASTERN DISTRICT OF CALIFORNIA
FRESNO DIVISION

In re:

CAPITAL CORP OF THE WEST,	Case No. 09-14298

Debtor.	Chapter 11

Tax ID #
     DEBTOR’S SECOND AMENDED PLAN OF LIQUIDATION (dated January 15, 2010)
Debtor’s Second Amended
Plan of Liquidation

TABLE OF CONTENTS

ARTICLE 1 DEFINITIONS		1

ARTICLE 2 CLASSIFICATION OF CLAIMS AND INTERESTS		8

2.1	Class 1 (Priority):	8

	2.1.1 Class 1A (Wages):	8

	2.1.2 Class 1B (Other Priority Claims):	8

2.2	Class 2 (Secured):	8

2.3	Class 3 (General Unsecured):	9

2.4	Class 4 (Subordinated General Unsecured Claims):	9

2.5	Class 5 (Shareholders):	9

ARTICLE 3 SPECIFICATION AND TREATMENT OF UNCLASSIFIED CLAIMS		9

ARTICLE 4 TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS		10

4.1	Class 1 (Priority Claims):	10

	4.1.1 Class 1A (Wages):	10

	4.1.2 Class 1B (Other Priority Claims):	10

4.2	Class 2 (Secured Claims):	10

4.3	Class 3 (Unsecured Claims):	10

4.4	Class 4 (Subordinated General Unsecured Claims):	11

4.5	Class 5 (Shareholders):	11

ARTICLE 5 UNIMPAIRED AND IMPAIRED CLASSES		11

ARTICLE 6 MEANS FOR IMPLEMENTATION AND EXECUTION OF THE PLAN		12

6.1	Assets of the Estate Do Not Revest in the Debtor:	12

6.2	Post-Confirmation Debtor Acts through a Plan Administrator:	12

6.3	Post-Confirmation Debtor Administration, Powers and Duties:	12

6.4	Post-Confirmation Governance of the Post-Confirmation Debtor:	13

6.5	Limitation on Liability of the Debtor, the Post-Confirmation Debtor, Creditors’ Committee, the Plan Administrator, Indenture Trustees and Statutory Trustees:	13

6.6	Compliance with Tax Requirements:	14

6.7	Approval of Transactions Outside the Ordinary Course of Business:	14

6.8	Post-Confirmation US Trustee Quarterly Fees and Quarterly Reports:	14

6.9	Post-Confirmation Employment of Professionals:	15
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Plan of Liquidation

6.10	Post-Confirmation Compensation:	15

6.11	Preservation and Assignment of Causes of Action:	16

6.12	Abandonment of Assets:	17

6.13	Closing of Case:	17

6.14	Stay or Injunction in Aid of the Plan:	17

6.15	Exemption from Transfer Taxes:	18

6.16	Cancellation of Indentures and Trusts; Preservation of Rights:	18

ARTICLE 7 PROCEDURES RELATING TO CLAIMS AND INTERESTS		19

7.1	Pre-Petition, Unsecured Claims Bar Date:	19

7.2	Disputed Claims:	19

7.3	Deadline for Objections to Claims:	19

7.4	Interim Distributions:	19

7.5	Distributions to Holders of TRUPS Claims:	20

7.6	Claims Under Bankruptcy Code § 502(h):	20

7.7	Claims Cap:	20

7.8	Unclaimed Distributions and Claim Waiver:	20

ARTICLE 8 EXECUTORY CONTRACTS AND LEASES		21

ARTICLE 9 EFFECT OF CONFIRMATION		21

9.1	Discharge:	21

9.2	Creditors’ Committee Continuation:	21

ARTICLE 10 MODIFICATION OF PLAN		23

10.1	Pre-Confirmation Modification:	23

10.2	Post-Confirmation Modification With No Materially Adverse Effect:	23

10.3	Post-Confirmation Material Modification:	23

ARTICLE 11 RETENTION OF JURISDICTION		24

11.1	Retention of Jurisdiction:	24
Debtor’s Second Amended
Plan of Liquidation

-ii-

INTRODUCTION
     On May 11, 2009, Capital Corp of the West (the “Debtor”) filed a voluntary petition under Chapter 11 of the Bankruptcy Code. The Debtor hereby proposes the following plan of liquidation (the “Plan”) pursuant to Bankruptcy Code section 1121. As is more fully described in the Disclosure Statement to the Plan, the Plan is designed to complete the orderly liquidation of the Debtor’s business and assets and to distribute the proceeds consistent with the requirements of the Bankruptcy Code and orders of the Bankruptcy Court previously entered in the cases.
     The Debtor, as the proponent of the Plan, has prepared and filed a Disclosure Statement, which has been approved by the Bankruptcy Court and which accompanies this Plan. Reference is made to the Disclosure Statement for a discussion of the Debtor’s history, business, and post-petition developments, and for a summary and analysis of the Plan. All Creditors and parties in interest should consult the Disclosure Statement before voting to accept or reject the Plan.
ARTICLE 1
DEFINITIONS
     The following terms used in the Plan and the Disclosure Statement and shall, unless the context otherwise requires, have the meanings specified below:
     1.1 Administrative Claim: Any cost, Claim or expense of administration of the Chapter 11 Case arising after the Petition Date and before the Effective Date approved by the Court and entitled to priority in accordance with the provisions of sections 503(b) and 507(a)(1) of the Bankruptcy Code, including, without limitation, (a) all actual and necessary expenses of preserving the Estate, to the extent approved by the Court, (b) Professional Claims and all other allowances of compensation or reimbursement of expenses of Professional Persons to the extent approved by the Court, and (c) all reasonable, necessary and actual costs and expenses of members of the Creditors’ Committee to the extent approved by the Court.
     1.2 Allowed Claim: Any Claim against the Debtor or the Estate provided: (a) proof of which was timely and properly filed or, if no proof of Claim was filed, which has been or hereafter is scheduled as liquidated in amount and not disputed or contingent, and (b) in either such case, (i) a Claim as to which no timely objection to the allowance thereof has been made, (ii)
Debtor’s Second Amended
Plan of Liquidation

to which any objection has been determined by a Final Order to the extent such objection is determined in favor of the holder of the Claim, or (iii) which is denoted as an Allowed Claim in the Plan..
     1.3 Ballot: The form distributed to each holder of an impaired Claim on which such holder is to indicate acceptance or rejection of the Plan, among other things.
     1.4 Bankruptcy Code: The Bankruptcy Reform Act of 1978, 11 U.S.C. §101 et. seq., as amended by the Bankruptcy Abuse Prevention and Consumer Protection Act of 2005, and as further amended from time to time.
     1.5 Business Day: Any day on which banks are open to carry on their ordinary commercial banking business in Sacramento, California.
     1.6 Case: As to the Debtor, case no. 09-14298 pending before this Court.
     1.7 Claim: Any right to payment from the Debtor or the Estate that arose on or before the Confirmation Date, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured; or any right to an equitable remedy for breach of performance if such breach gives rise to a right of payment from the Debtor or the Estate whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.
     1.8 Creditors’ Committee: The Official Committee of Unsecured Creditors appointed in the Case pursuant to the provisions of section 1102 of the Bankruptcy Code, by the Office of the United States Trustee (“U.S. Trustee”).
     1.9 Confirmation Date: The date of entry of the Confirmation Order in accordance with the provisions of the Bankruptcy Code.
     1.10 Confirmation Order: The order of the Court confirming the Plan under Bankruptcy Code section 1129.
     1.11 Post-Confirmation Debtor: The Debtor on and after the Effective Date of the Plan.
     1.12 Court: The United States Bankruptcy Court for the Eastern District of California, Fresno Division, including the United States Bankruptcy Judge presiding in this case.
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Plan of Liquidation

     1.13 Creditor: A person that is the holder of a Claim against the Debtor that arose on or before the Confirmation Date, or a Claim against the Debtor’s Estate of any kind specified in sections 502(g), 502(h) or 502(i) of the Bankruptcy Code.
     1.14 Debtor: Capital Corp of the West.
     1.15 Debentures I: Debentures issued pursuant to Indenture I.
     1.16 Debentures II: Debentures issued pursuant to Indenture II.
     1.17 Debentures III: Debentures issued pursuant to Indenture III.
     1.18 Debentures IV: Debentures issued pursuant to Indenture IV.
     1.19 Debentures: Debentures I, Debentures II, Debentures III, and Debentures IV collectively.
     1.20 Disallowed Claim: “Disallowed Claim” means any Claim or any portion thereof that (i) has been disallowed by a Final Order of the Bankruptcy Court, (ii) is listed in the Schedules as “$0,” contingent, disputed or unliquidated and as to which a proof of claim bar date has been established but no Proof of Claim has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court or otherwise deemed timely filed under applicable law, or (iii) is not listed on the Schedules and as to which a proof of claim bar date has been established but no Proof of Claim has been timely filed or deemed timely filed with the Bankruptcy Court pursuant to either the Bankruptcy Code or any Final Order of the Bankruptcy Court or otherwise deemed timely filed under applicable law.
     1.21 Disclosure Statement: That certain disclosure statement approved in the Case accompanying the Plan.
     1.22 Effective Date: The first Business Day occurring on or after the fifteenth (15th) day following the Confirmation Date; provided, however, that if a stay of the Confirmation Order is in effect on such first Business Day, then the Effective Date shall be the first Business Day thereafter on which (a) no stay of the Confirmation Order is in effect and (b) the Confirmation Order has not been vacated.
     1.23 Estate: The estate created in the Case under Bankruptcy Code section 541.
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Plan of Liquidation

     1.24 Final Order: An order or a judgment of a court of competent jurisdiction which (a) has not been reversed, stayed, modified or amended, and as to which the time to appeal or seek review or rehearing has expired and as to which any right to appeal, reargue, petition for a certiorari or rehearing has been waived in a manner satisfactory to the Debtor, as a result of which such order shall have become final in accordance with applicable law, or (b) if an appeal, reargument, certiorari or rehearing thereof has been sought, the order of the lower court has been affirmed by the higher court to which the order was appealed or from which the reargument or rehearing was sought or certiorari has been denied, and time to take further appeal or to seek certiorari or further reargument or rehearing has expired.
     1.25 Indenture I: Indenture dated as of February 22, 2001, between Capital Corp of the West, as issuer, and U.S. Bank National Association (successor-in-interest to State Street Bank and Trust Company of Connecticut, National Association), as trustee relating to the issuance of Junior Subordinated Deferrable Interest Debentures due 2031.
     1.26 Indenture II: Indenture dated as of December 17, 2003, between Capital Corp of the West, as issuer, and U.S. Bank National Association, as trustee relating to the issuance of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2033.
     1.27 Indenture III: Indenture dated as of June 23, 2006, between Capital Corp of the West, as issuer, and U.S. Bank National Association, as trustee relating to the issuance of Junior Subordinated Deferrable Interest Debentures due September 15, 2036.
     1.28 Indenture IV: Indenture dated as of October 23, 2007, between Capital Corp of the West, as issuer, and Wilmington Trust Company, as trustee relating to the issuance of Floating Rate Junior Subordinated Deferrable Interest Debentures due 2037.
     1.29 Indentures: Indenture I, Indenture II, Indenture III, and Indenture IV, collectively.
     1.30 Indenture Trustee I: Trustee under Indenture I.
     1.31 Indenture Trustee II: Trustee under Indenture II.
     1.32 Indenture Trustee III: Trustee under Indenture III.
     1.33 Indenture Trustee IV: Trustee under Indenture IV.
     1.34 Indenture Trustees: Indenture Trustee I, Indenture Trustee II, Indenture Trustee
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Plan of Liquidation

III, and Indenture Trustee IV, collectively.
     1.35 Interest: An equity security as defined in section 101(16) of the Bankruptcy Code including, without limitation, the rights of each shareholder of the Debtor.
     1.36 Petition Date: May 11, 2009, the date on which the Debtor filed its petition for relief commencing the Case.
     1.37 Plan: This Plan of Liquidation proposed by the Debtor, either in its present form or as it may be amended or modified from time to time.
     1.38 Plan Administrator: Person or entity employed to conduct the Post-Confirmation Debtor’s affairs as set forth in the Plan.
     1.39 Pre-Petition Tax Claims: Allowed Claims of Governmental Units entitled to priority under Bankruptcy Code sections 502(i) and 507(a)(8).
     1.40 Priority Claims: Allowed Claims entitled to priority under sections 507(a) of the Bankruptcy Code, except Administrative Claims and Pre-Petition Tax Claims.
     1.41 Professional Claims: Claims of all Professional Persons employed by the Debtor or the Creditors’ Committee.
     1.42 Professional Persons: Persons retained or to be compensated pursuant to sections 326, 327, 328, 330, 503(b) and 1103 of the Bankruptcy Code.
     1.43 Proponent: The Debtor.
     1.44 Pro Rata: The proportion that the amount of a Claim or Interest in a particular class bears to the aggregate amount of all Claims or Interests which are entitled to a particular distribution (including undetermined Claims or Interests until disallowed) in such class.
     1.45 Rules: The Federal Rules of Bankruptcy Procedure and Interim Rules of Bankruptcy Procedure applicable to the Cases, as amended.
     1.46 Secured Claim: An Allowed Claim held by any entity to the extent of the value, as set forth in the Plan, as determined by Final Order of the Court pursuant to section 506(a) of the Bankruptcy Code, or as agreed upon by such entity and the Debtor of any duly perfected interest in property of the Estates, or any of them, validly and enforceably securing such Allowed Claim.
     1.47 Statutory Trust I: Amended and Restated Declaration of Trust, dated as of
Debtor’s Second Amended
Plan of Liquidation

February 22, 2001, by and among Capital Corp of the West, as sponsor, U.S. Bank National Association (successor-in-interest to State Street Bank and Trust Company of Connecticut, National Association), as the Institutional Trustee and certain Administrators.
     1.48 Statutory Trust II: Amended and Restated Declaration of Trust, dated as of December 17, 2003, by and among Capital Corp of the West, as sponsor, U.S. Bank National Association, as the Institutional Trustee and certain Administrators.
     1.49 Statutory Trust III: Amended and Restated Declaration of Trust, dated as of June 23, 2006, by and among Capital Corp of the West, as sponsor, U.S. Bank National Association, as the Institutional Trustee and certain Administrators.
     1.50 Statutory Trust IV: Amended and Restated Declaration of Trust, dated as of October 31, 2007, by and among Capital Corp of the West, as sponsor, the Delaware Trustee, the Institutional Trustee, and certain Administrators.
     1.51 Statutory Trusts: Statutory Trust I, Statutory Trust II, Statutory Trust III, and Statutory Trust IV, collectively.
     1.52 Statutory Trustee I: The Institutional Trustee under Statutory Trust I.
     1.53 Statutory Trustee II: The Institutional Trustee under Statutory Trust II.
     1.54 Statutory Trustee III: The Institutional Trustee under Statutory Trust III.
     1.55 Statutory Trustee IV: The Institutional Trustee under Statutory Trust IV.
     1.56 Statutory Trustees: Statutory Trustee I, Statutory Trustee II, Statutory Trustee III, and Statutory Trustee IV, collectively.
     1.57 Subordinated General Unsecured Claim: Allowed Claims that are found to be subordinated to Unsecured Claims, other than Subordinated TRUPS Claims.
     1.58 Subordinated TRUPS Claim: Allowed TRUPS Claims that are found by the Court to be, or pursuant to the Plan are denoted as, subordinated to any specific Allowed Unsecured Claims.
     1.59 TRUPS Claims: Any Claim based on the Debtor’s obligations under the Indentures, Debentures, Trust Securities, Statutory Trusts and guarantees relating to the Trust Securities, including (a) a Claim for principal and interest on the Debentures as of the Petition
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Plan of Liquidation

Date, (b) non-subordinated claim for the fees, expenses and indemnification rights of the Indenture Trustees and Statutory Trustees to the extent such Claim exists as of the Petition Date, and (c) principal and interest on the Trust Securities as of the Petition Date. The following are the Allowed TRUPS Claims solely for principal and interest (with the amount for the fees, expenses and indemnification rights of the Indenture Trustees and Statutory Trustees to be subsequently determined); provided however, that the Debtor reserves all rights to assert offset rights, if any, and reserves all rights to challenge any amount of fees, expenses and indemnification rights that may be added to the claims at a later date.

Indenture Trustee	Trust	Allowed Claim	[Subordinated Portion [If Any]]
U.S. Bank National Association as Trustee I and Statutory Trustee I	Statutory Trust I	$6,937,607.63	TBD

U.S. Bank National Association as Trustee II and Statutory Trustee II	Statutory Trust II	$10,847,166.49	TBD

U.S. Bank National Association as Trustee III and Statutory Trustee III	Statutory Trust III	$16,208,779.16	TBD

Wilmington Trust Company as Trustee IV and Statutory Trustee IV	Statutory Trust IV	$27,526,346.46	TBD
     1.60 Trust I Securities: Securities issued by Statutory Trust I.
     1.61 Trust II Securities: Securities issued by Statutory Trust II.
     1.62 Trust III Securities: Securities issued by Statutory Trust III.
     1.63 Trust IV Securities: Securities issued by Statutory Trust IV.
     1.64 Trust Securities: Trust I Securities, Trust II Securities, Trust III Securities, and
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Plan of Liquidation

Trust IV Securities, collectively.
     1.65 Unencumbered Assets: All assets of the Estate on the Effective Date, which are not subject to a Secured Claim.
     1.66 Unsecured Claim: Any Claim that is not an Administrative Claim, a Secured Claim, a Priority Claim or a Subordinated General Unsecured Claim.
     The words “herein,” “hereof” and “hereunder” and other words of similar import refer to the Plan as a whole and not to any particular section, subsection or clause contained in the Plan. Where not inconsistent or in conflict with the provisions of the Plan, the words and phrases used herein shall have the meanings ascribed thereto in the Bankruptcy Code and in the Rules. To the extent of any inconsistencies between the Plan and the Disclosure Statement, the terms of the Plan control.
ARTICLE 2
CLASSIFICATION OF CLAIMS AND INTERESTS
     2.1 Class 1 (Priority):
          Allowed Claims entitled to priority pursuant to section 507(a) of the Bankruptcy Code, except Administrative Claims and Pre-Petition Tax Claims, as follows:
          2.1.1 Class 1A (Wages):
          Class 1A consists of all Allowed Claims of current or former employees of the Debtor for wages, salaries or commissions, including vacation, severance, and sick leave pay earned by such employee within 180 days of the Petition Date and up to $10,950 for each individual as provided in section 507(a)(4), and Allowed Claims for contributions to any employee benefit plan as provided in section 507(a)(5).
          2.1.2 Class 1B (Other Priority Claims):
          Class 1B consists of all other Allowed Claims against the Debtor entitled to the treatment specified in section 1129(a)(9), except Administrative Claims, Professional Claims, and Pre-Petition Tax Claims.
     2.2 Class 2 (Secured):
          Class 2 consists of Claims of any holder of an Allowed Secured Claim.
Debtor’s Second Amended
Plan of Liquidation

     2.3 Class 3 (General Unsecured):
          Class 3 consists of all holders of Allowed Unsecured Claims.
     2.4 Class 4 (Subordinated General Unsecured Claims):
          Class 4 consists of all holders of Subordinated General Unsecured Claims.
     2.5 Class 5 (Shareholders):
          Class 5 consists of all holders of Allowed Interests in the Debtor.
ARTICLE 3
SPECIFICATION AND TREATMENT OF UNCLASSIFIED CLAIMS
     3.1 Other than the Professional Claims, each Administrative Claim against the Debtor or its Estate shall be paid in full as soon as practicable after the entry of an order of the Court approving such Administrative Claim or on the Effective Date, whichever is later, unless different treatment is agreed to between the claimant and the Debtors; provided however, that the Post-Confirmation Debtor is hereby authorized to pay any and all Administrative Claims in the ordinary course of business without Court approval. Except as may be expressly set forth in the Plan or by an order of the Court, no holder of an Administrative Claim shall be entitled to payment on account of any post-petition interest or penalties arising with respect to such Administrative Claim.
     3.2 To the extent any Professional Person holds a Professional Claim against the Debtor for services rendered prior to the Effective Date of the Plan, such Professional Person shall be paid in full upon Court approval pursuant to the terms of the applicable employment order.
     3.3 Allowed Pre-Petition Tax Claims shall be paid in full on the Effective Date of the Plan or accordance with sections 1129(a)(9)(C) and (D).
     3.4 All fees payable by the Debtor through the Confirmation Date under 28 U.S.C. §1930 shall be paid in full on the Effective Date or as soon thereafter as they may come due in the ordinary course.
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Plan of Liquidation

ARTICLE 4
TREATMENT OF CLASSIFIED CLAIMS AND INTERESTS
     4.1 Class 1 (Priority Claims):
          4.1.1 Class 1A (Wages):
               The holder of each Allowed Class 1A Claim shall be paid the Allowed amount of their Priority Claim in the amount required under section 507(a)(4) and section 507(a)(5) in cash on the Effective Date or as soon thereafter as is practicable, except to the extent that the holder of a particular Claim has agreed otherwise.
          4.1.2 Class 1B (Other Priority Claims):
               Any Allowed Priority Claims not otherwise included in Class 1A shall be paid the Allowed amount thereof in cash on the Effective Date or as soon thereafter as is practicable, except to the extent that the holder of a particular Claim has agreed otherwise.
     4.2 Class 2 (Secured Claims):
          Any holder of an Allowed Secured Claim shall retain its liens securing the Claims and shall receive deferred cash payments totaling at least the allowed amount of their Claims, of a value, as of the Effective Date of the Plan, of at least the value of each claimant’s interest in the collateral as required under section 1129(b)(2) of the Bankruptcy Code; provided however, that the Debtor reserves the right to require each claimant to remove, at its own cost and peril and without damage to any property of the Estate, and at a time mutually convenient to such holder and the Debtor, such property as to which such holder holds a perfected security interest. Such holder may file and assert a Claim within Class 3 for any deficiency resulting from such abandonment and return of collateral, provided that a proof of claim therefore is filed with the Court and served upon the Debtor (a) within thirty (30) days following the Effective Date. The Debtor does not believe there are any holders of Class 2 Secured Claims.
     4.3 Class 3 (Unsecured Claims):
          All Allowed Unsecured Claims within Class 3 shall be paid or otherwise satisfied in full from any Unencumbered Funds from the liquidation of the Debtor’s assets after all payment in full, or reservation for payment in full, of all Administrative Claims, Priority Claims,
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Plan of Liquidation

Pre-Petition Tax Claims, Professional Claims, and Class 1 Claims, and after payment or reservation of sufficient funds to pay for all post-confirmation liquidation expenses. In the event there are insufficient Unencumbered Funds to pay all Allowed Unsecured Claims in full, the holders of Allowed Unsecured Claims in Class 3 shall be paid on a Pro Rata basis. In no event shall any holder of an Allowed Unsecured Class 3 Claim receive more than the full amount of its Allowed Unsecured Claim.
     In the event any Allowed TRUPS Claim is found by the Court to be, or pursuant to the Plan is denoted as, a Subordinated TRUPS Claim, then such Subordinated TRUPS Claim’s pro rata share of any distribution shall be paid to the creditor to which the Subordinated TRUPS Claim is subordinated until such claim is paid in full, then any further distribution shall be made to the Subordinated TRUPS Claim. In no event shall such subordination affect any other creditor.
     4.4 Class 4 (Subordinated General Unsecured Claims):
          In the event any Allowed Claims, other than Subordinated TRUPS Claims, are found to be subordinated to Class 3 claims, then such claims shall be Class 4 claims and shall not receive any distribution unless and until all Class 3 claims are paid in full including interest at the legal rate as of the Effective Date.
     4.5 Class 5 (Shareholders):
          All holders of shares of common or preferred stock of the Debtor shall receive nothing under the Plan. All such shares, warrants or stock options shall be canceled as of the Effective Date of the Plan.
ARTICLE 5
UNIMPAIRED AND IMPAIRED CLASSES
     5.1 Classes 1A, 1B and 2 are unimpaired under this Plan, are deemed to accept the Plan and are not entitled to vote.
     5.2 Classes 3 and 4 are impaired under this Plan.
     5.3 Class 5 receives nothing under the Plan, is deemed to reject the Plan, and is not entitled to vote.
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Plan of Liquidation

ARTICLE 6
MEANS FOR IMPLEMENTATION AND EXECUTION OF THE PLAN
     6.1 Assets of the Estate Do Not Revest in the Debtor:
          The Debtor shall not be revested with its assets on confirmation of the Plan, but shall manage its affairs and its property as Post-Confirmation Debtor under the terms of the Plan. Accordingly, the automatic stay pursuant to 11 U.S.C. § 362 shall remain in effect with respect to the Debtor’s assets following the Effective Date of the Plan until such time as (a) such property is no longer property of the estate, (b) relief from stay is granted by Final Order of the Court, or (c) the Court enters a Final Decree and the Case is closed.
     6.2 Post-Confirmation Debtor Acts through a Plan Administrator:
          Subject to the provisions of paragraph 9.2 of the Plan, the Post-Confirmation Debtor through a Plan Administrator, acting as a liquidating and distribution agent, shall continue to liquidate assets of the Estate, if any, in a prudent and businesslike manner after the Effective Date. Such liquidation may include, without limitation, (a) merger or consolidation of the Debtor with one or more persons, (b) sale of all or any part of the property of the Estate, (c) distribution of property to those having an interest in the property, or (e) the transfer of all or any part of the property of the Estate to one or more entities, whether organized before or after the confirmation of the Plan. On the Effective Date or as soon thereafter as practicable, the Post-Confirmation Debtor shall make the payments or reserve sufficient funds to make such payments in the future that are required under the Plan by Article 3 (unclassified Claims) and to Classes 1A and 1B. Except as otherwise provided in paragraph 6.6 of the Plan, the Post-Confirmation Debtor is authorized to pay any and all post-confirmation liquidation expenses without further order of the Court.
     6.3 Post-Confirmation Debtor Administration, Powers and Duties:
          Subject to the provisions of paragraph 9.2 of the Plan, the Post-Confirmation Debtor shall have such powers as are set forth in the Plan and the Confirmation Order and which are necessary to the proper performance of its duties as set forth in the Plan. In addition, the Post-Confirmation Debtor shall retain post-confirmation all rights of a trustee serving as a Chapter 11
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Plan of Liquidation

trustee pursuant to the Bankruptcy Code.
     6.4 Post-Confirmation Governance of the Post-Confirmation Debtor:
          Subject to the provisions of paragraph 9.2 of the Plan, the Post-Confirmation Debtor shall be managed and conduct its affairs through a plan administrator (“Plan Administrator”). The Debtor or the Post-Confirmation Debtor, as the case may be, shall select the Plan Administrator in consultation with the Creditors’ Committee. The Debtor or the Post-Confirmation Debtor, as the case may be, shall file and serve a motion to approve the employment of the Plan Administrator. The Plan Administrator shall have all powers and duties as are necessary to implement the Plan and shall act as the sole member of the Post-Confirmation Debtor’s Board of Directors upon Court approval of the employment of the Plan Administrator. Upon Court approval of the employment of the Plan Administrator, the current Board of Directors of the Debtor shall be deemed disbanded; provided, however, that the current Board of Directors shall serve until such time as the Plan Administrator is appointed by the Court.
     6.5 Limitation on Liability of the Debtor, the Post-Confirmation Debtor, Creditors’ Committee, the Plan Administrator, Indenture Trustees and Statutory Trustees:
          Except as otherwise prohibited by the Bankruptcy Code or applicable non-bankruptcy law, Capital Corp of the West, the Post-Confirmation Debtor, the Plan Administrator, the Creditors’ Committee, and each Indenture Trustee and Statutory Trustee, and each of their officers, directors, attorneys, consultants, employees, agents and assignees, shall have no liability for any error of judgment acting in his/her official capacity made in good faith other than as a result of gross negligence or willful misconduct from the Petition Date forward. Except as otherwise prohibited by the Bankruptcy Code or applicable non-bankruptcy law, the Post-Confirmation Debtor, the Plan Administrator, the Creditors’ Committee, and each Indenture Trustee and Statutory Trustee, and each of their officers, directors, consultants, attorneys, employees, and agents shall not be liable for any action taken or omitted in good faith and believed by them to be authorized within the discretion or rights or powers conferred upon them by the Plan. No provision of the Plan shall require any employee, officer or director of the Post-Confirmation Debtor, the Creditors’ Committee, the Plan Administrator, any Indenture Trustee or
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Statutory Trustee to expend or risk his or her own funds or otherwise incur personal financial liability in the performance of any of his or her duties under the Plan or in the exercise of any of his or her rights and powers.
     6.6 Compliance with Tax Requirements:
          In connection with the Plan, to the extent applicable, the Post-Confirmation Debtor shall comply with all payroll tax and reporting requirements imposed on it by any Governmental Unit, and all distributions made pursuant to the Plan shall be subject to, and reduced by, such tax and reporting requirements. The Post-Confirmation Debtor shall be authorized to take any actions that may be necessary or appropriate in order to comply with such tax and reporting requirements, including but not limited to requiring recipients to fund the payment of withholding as a condition to delivery. Notwithstanding any other provision of the Plan, each person or entity receiving a distribution of cash pursuant to the Plan will have sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed on it by any Governmental Unit on account of such distribution, including income withholding and other tax obligations.
     6.7 Approval of Transactions Outside the Ordinary Course of Business:
          The Post-Confirmation Debtor may enter into transactions outside the ordinary course of business, including the transfer, sale or abandonment of assets or the settlement of any Claims or causes of action, only after order of the Court in accordance with the Bankruptcy Code, Rules and Local Rules as if the Post-Confirmation Debtor was a debtor in possession; provided however, that the Post-Confirmation Debtor may transfer, sell or abandon any assets or settle any Claims or causes of action (a) that have a net effect on the Estate of $50,000 or less without Court approval or further notice except notice to any Creditors’ Committee through counsel at least 10 days prior to such disposition and (b) that have a net effect on the Estate of more than $50,000 and less than $250,000 without Court approval where the Creditors’ Committee affirmatively consents. The Debtor is prohibited from issuing non-voting equity securities.
     6.8 Post-Confirmation U.S. Trustee Quarterly Fees and Quarterly Reports:
          The quarterly fees shall be paid by the Post-Confirmation Debtor to the U.S. Trustee for each quarter (including any fraction thereof) and quarterly reports in the form required
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by the U.S. Trustee shall be filed by the Post-Confirmation Debtor until the case is closed, converted, or dismissed.
     6.9 Post-Confirmation Employment of Professionals:
          To assist in the performance of the functions under this Plan, the Post-Confirmation Debtor may employ professionals, including professionals to liquidate assets and a plan administrator, to the same extent as they could have been employed under the Bankruptcy Code before confirmation of this Plan, except that further Court approval for employment shall not be required if the Court approved the professionals’ employment before the Effective Date.
     6.10 Post-Confirmation Compensation:
          All professionals properly employed by the Post-Confirmation Debtor, including the Plan Administrator, or the Creditors’ Committee shall be entitled to compensation for services rendered and reimbursement for costs incurred after the Effective Date which shall be paid and shall have a priority consistent with an Allowed Administrative Claim, subject to the procedures of this section. So long as the rate of compensation is disclosed in any employment application, the Post-Confirmation shall pay compensation and expense reimbursement without the need for any additional notice or Court approval after compliance with the following procedures:
          6.10.1 Commencing for the first full month after the Effective Date of the Plan or as soon thereafter as practicable, and continuing each month thereafter, the Post-Confirmation Debtor or Creditors’ Committee shall file with the Court and serve on the U.S. Trustee, the counsel for the Creditors’ Committee, the Debtor’s secured creditors if any, the Post-Confirmation Debtor and only if no Creditors’ Committee continues to exists, all parties who have requested special notice in the Cases (collectively, the “Notice Parties”), an abbreviated notice of request for payment of compensation and reimbursement of expenses (the “Cover Sheet Application”);
          6.10.2 The Cover Sheet Application may be filed and served any time after the end of the month for which compensation is sought;
          6.10.3 The Cover Sheet Application shall relate to services rendered and expenses incurred during the prior period, shall indicate a description of the services rendered and costs
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incurred, the amount requested, the total time expended, the names of the professionals who performed the services, and the hourly billing rate for each professional;
          6.10.4 The Cover Sheet Application shall be accompanied by a detailed listing of the time expended by the professionals who performed the services and the costs incurred during the month, with any confidential or privileged information redacted;
          6.10.5 Any objection to the payment of fees or reimbursement of expenses in a Cover Sheet Application must specifically describe the particular entry objected to, the nature of the objection, and the amount of fees or costs objected to, and filed with the Court and served on the Professional, the Post-Confirmation Debtor, the Post-Confirmation Debtor’s counsel, and the Notice Parties within ten (10) calendar days of the date the Notice was mailed;
          6.10.6 If no objection is timely filed and served, the Cover Sheet Application shall be deemed approved, and the Post-Confirmation Debtor shall be authorized to make payment as requested therein; and
          6.10.7 If an objection is timely filed and served, then the Post-Confirmation Debtor shall be authorized to make payment only of the appropriate percentage of those amounts that are not in dispute, unless and until the Court enters an order approving the requested compensation or expenses.
     6.11 Preservation and Assignment of Causes of Action:
          As of the Effective Date, each and every claim, right, cause of action, claim for relief, right to set-off and other entitlement held by the Debtor, Capital Corp of the West or the Estate, whether arising under §§ 502, 506, 510, 541, 542, 543, 544, 545, 546, 547, 548, 549, 550, 551, 552 or 553 of the Bankruptcy Code, or otherwise, other than those waived or released by express terms of the Plan or the Confirmation Order, shall be deemed fully preserved and vested in the Post-Confirmation Debtor. This preservation shall specifically include the corporate entities and all net operating losses to the extent allowed under non-bankruptcy law. Without limiting the generality of the foregoing, any and all claims and causes of action held by the Debtor and/or the Debtor in Possession prior to the Effective Date shall be retained by the Post-Confirmation, including but not limited to all avoidance actions for transfers made by the Debtor,
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including all transfers disclosed in the statement of financial affairs filed with the Court by the Debtor. Confirmation of the Plan effects no settlement, compromise, waiver, or release of any cause of action unless the Plan or Confirmation Order specifically and unambiguously so provides. The nondisclosure or nondiscussion of any particular cause of action is not and shall not be construed as a settlement, compromise, waiver, or release of such cause of action.
     6.12 Abandonment of Assets:
          The Post-Confirmation Debtor hereby retains all assets of the Estate.
     6.13 Closing of Case:
          At such point as the Court determines, upon noticed motion of the Post-Confirmation Debtor or other party in interest, that all pending Claims objections, contested matters and adversary proceedings have been resolved, or that the Case need not remain open despite pending objections, matters or proceedings, the Case may be closed by the terms of a final decree of the Court; provided that the Case will be reopened thereafter if necessary to facilitate any actions contemplated by the terms of the Plan. The fact that some or all of the distributions to Creditors remain to be made shall not, in and of itself, constitute grounds for keeping the Case open when the Post-Confirmation Debtor requests that the Case be closed.
     6.14 Stay or Injunction in Aid of the Plan:
          Except as otherwise provided in this Plan and until the Case is closed and the Plan is completed, all parties, individuals and entities are stayed and enjoined from (a) commencing or continuing in any manner any action or other proceeding of any kind on any such Claim or Interest against the Debtor, the Debtor in Possession, the Estate, the Post-Confirmation Debtor, the Plan Administrator or properties or interests in properties of the Debtor, the Debtor in Possession, the Debtor’s estate, the Plan Administrator, or the Post-Confirmation Debtor; (b) pursuing the enforcement, attachment, collection or recovery by any manner or means of any judgment, award, decree or order against the Debtor, the Debtor in Possession, the Debtor’s estate, or the Post-Confirmation Debtor, or properties or interests in properties of the Debtor, the Debtor in Possession, the Estate, or the Post-Confirmation Debtor; (c) creating, perfecting, or enforcing any encumbrance of any kind against the Debtor, the Debtor in Possession, the Estate,
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or the Post-Confirmation Debtor; and (d) except to the extent provided, permitted, or preserved by section 553 of the Bankruptcy Code or pursuant to the common law right of recoupment, asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from the Debtor, the Debtor in Possession, the Estate, or the Post-Confirmation Debtor. Notwithstanding the foregoing, nothing in this Plan grants the Debtor a discharge.
     6.15 Exemption from Transfer Taxes:
          Pursuant to the provisions of Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of notes or equity securities under the Plan, the creation of any mortgage, deed of trust or other security interest, the making or assignment of any lease or sublease, the sale or other transfer of any assets by the Post-Confirmation Debtor to a third party, or the making or delivery of any deed or other instrument of transfer under, in furtherance of, or in connection with the Plan, including any deeds, bills of sale or assignments executed in connection with any of the transactions contemplated under the Plan, shall not be subject to any stamp, transfer, real estate transfer, mortgage recording, sales or other similar tax.
     6.16 Cancellation of Indentures and Trusts; Preservation of Rights:
          On the Effective Date, all documents evidencing the TRUPS Claims, including each Indenture, Debenture, Trust Security, Statutory Trust and any related guarantees, shall be terminated, and neither the Debtor nor the other parties thereto shall have any further rights or obligations thereunder, except that each Indenture and each Statutory Trust shall continue to be effective for the following: (a) allowing a holder of an Allowed TRUPS Claim, including the Trustees, Statutory Trustees, holders of Debentures and Securities to receive a distribution provided for under this Plan and the provisions relating to distributions; (b) the right of an Indenture Trustee and Statutory Trustee to exercise a charging lien against the recovery otherwise due to a holder of an Allowed TRUPS Claim as provided under the Indenture for the payment of fees and expenses that remain outstanding or for indemnification as provided under the Indenture and/or Statutory Trust; and (c) the right of an Indenture Trustee to continue to serve on the Creditors’ Committee after the Effective Date.
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ARTICLE 7
PROCEDURES RELATING TO CLAIMS AND INTERESTS
     7.1 Pre-Petition, Unsecured Claims Bar Date:
          The deadline for filing pre-petition, unsecured Claims was established by the Court as September 17, 2009, for Creditors other than Governmental Units. For Governmental Units, the deadline is November 6, 2009.
     7.2 Disputed Claims:
          In the case of disputed Claims and unless the Court orders otherwise for cause shown, reserves from each distribution shall be set aside for the holder of each disputed Claim in an amount equal to what each disputed Claim holder would have received had its Claim been allowed at the time of the distribution, unless otherwise ordered by the Court under section 502(c). When the dispute over the Claim is resolved, the funds reserved for the disputed Claim shall be paid if it is allowed and any funds reserved for the disputed Claim, if disallowed, shall be re-distributed to the holders of Allowed Claims of that class until paid in full. There shall be no distribution to any Disallowed Claims.
     7.3 Deadline for Objections to Claims:
          Unless the Court orders otherwise, any objection to Claims filed by the Post-Confirmation Debtor must be filed within 60 days of the later of (i) the Effective Date of the Plan, or (ii) the order appointing a Plan Administrator becoming a Final Order. Unless the Court orders otherwise, any objections to Claims by the Creditors’ Committee or any other party in interest shall be filed within 90 days of the Effective Date of the Plan.
     7.4 Interim Distributions:
          The Post-Confirmation Debtor, in consultation with the Creditors’ Committee, shall make interim distributions to holders of Allowed Claims no less frequently than every 120 days following the Effective Date, provided that sufficient funds exist to continue the implementation of the Plan and to reserve for disputed Claims and all costs to be incurred in completing the liquidation of assets and other duties under the Plan. If the Creditors’ Committee has approved a proposed distribution, Court approval is not required for interim distributions, but
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the Post-Confirmation Debtor may seek such approval nonetheless.
     7.5 Distributions to Holders of TRUPS Claims:
          A distribution of a TRUPS Claim shall be made to the applicable Indenture Trustee, who will make further distributions in accordance with the terms of the Indenture governing such Indenture Trustee.
     7.6 Claims Under Bankruptcy Code § 502(h):
          All Claims arising from judgments or settlements in an action by the Estate for recovery of money or property must have been filed within thirty (30) days of the entry of such judgment or date of such settlement as required by Rule 3002(c)(3) or will forever be barred and disallowed.
     7.7 Claims Cap:
          The Claims of all Creditors who have been properly scheduled and/or who have filed Claims shall be capped at the amount set in the schedules or proof of Claim as of the Confirmation Date. Unless specifically provided for under the Plan, no Creditor may amend a Claim after the Confirmation Date to increase the amount asserted against the Debtor or the Estate, unless such Creditor seeks approval of the Court and the Court allows such amendment by Final Order.
     7.8 Unclaimed Distributions and Claim Waiver:
          The Post-Confirmation Debtor may draw checks constituting payments due under this Plan so that such checks will automatically become void if not presented to the payor bank for payment within 90 days after the date of the check. Unless the Court for cause otherwise directs, if any such check is properly mailed to the payee’s last known address within twenty (20) days after its date and thereafter becomes void, the Claim with respect to which the check was issued shall be deemed withdrawn and disallowed, and the holder shall be barred from seeking further recovery on account of that Claim and the unclaimed distribution shall become available for distribution to known holders of Allowed Claims as applicable. Provided, however, if the Post-Confirmation Debtor later determines in its sole discretion that it is not economically prudent to redistribute such unclaimed or returned funds, such funds shall be considered and
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treated as unclaimed property under Bankruptcy Code section 347(a).
ARTICLE 8
EXECUTORY CONTRACTS AND LEASES
     8.1 Except as otherwise provided in the Plan or other order of the Court prior to Confirmation, all executory contracts and unexpired leases of the Debtor entered into prior to the Petition Date which are not assumed or rejected pursuant to Bankruptcy Code section 365 prior to the Confirmation Date shall be deemed rejected upon the Effective Date. Specifically, the Debtor hereby rejects all of the executory contracts and unexpired leases listed on the Debtor’s Schedule G, as amended, except those that have been specifically assumed during the Bankruptcy Case. Each non-debtor party to an executory contract or unexpired lease rejected hereunder shall have thirty (30) days subsequent to the Confirmation Date to file a proof of Claim with the Court asserting damages arising from such rejection.
ARTICLE 9
EFFECT OF CONFIRMATION
     9.1 Discharge:
          Pursuant to section 1141(d)(3) of the Bankruptcy Code, the confirmation of the Plan shall not discharge Claims against the Debtor. However, any actions against the Debtor, Post-Confirmation Debtor, the Estate, the Plan Administrator, the Debtor in Possession, or properties or interests in properties of any of the foregoing are enjoined pursuant to and to the extent provided by paragraph 6.15 of the Plan.
     9.2 Creditors’ Committee Continuation:
          On and after the Effective Date, the Creditors’ Committee shall continue in existence and operate under its current by-laws and with the same bankruptcy counsel with all powers and duties as set forth in the Bankruptcy Code, unless its current members decline to serve or as otherwise ordered by the Court upon noticed motion by any party in interest. Post-confirmation compensation for Counsel for the Creditors’ Committee shall be governed by section 6.10 et seq.
          The Post-Confirmation Creditors’ Committee shall supervise the liquidation of
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assets proposed under the Plan. Counsel for the Creditors’ Committee may contact the counsel, special counsel, or other professionals employed by Post-Confirmation Debtor on a periodic basis to determine their progress in liquidating the assets of the estate, including the status of any pending litigation, collection of assets, costs associated in connection with such liquidation, and estimates as to further distributions. Except with respect to transactions or settlements within the scope of Section 6.7 that do not require Court approval, the Post-Confirmation Debtor and its counsel shall notify counsel for the Creditors’ Committee of any proposed settlements. With respect to any settlement or other action that requires Court approval, the Creditors’ Committee shall be notified of any such proposed action pursuant to Section 6.7 and the Creditors’ Committee shall determine whether the Post-Confirmation Debtor’s proposed course of action or inaction is in the best interest of the estate.
          The Creditors’ Committee shall have full authority and responsibility for any matter where the Plan Administrator has a conflict of interest, including but not limited to claim objections involving SERP, severance and indemnification claims. In the event of any dispute over whether the Plan Administrator has a prohibitive conflict, any party in interest may seek relief from the Court. Thus, the Plan Administrator shall not handle any matters for which he or she, or any member of his or her family, may have any actual or potential conflict of interest, or any personal or financial interest. The Plan Administrator shall have an affirmative duty to report and make an immediate and full written disclosure of said issues to the Creditors’ Committee. Any breach of this provision shall be grounds for immediate termination of the Plan Administrator’s duties and review and/or modification of the Plan Administrator’s compensation, including but not limited to disgorgement of compensation already paid. The Plan Administrator shall be subject to the same ethical and disclosure duties and rules which govern the employment of professionals under the Bankruptcy Code.
          If, in the discretion of the Creditors’ Committee, the Post-Confirmation Debtor is not acting in the best interests of the estate, the Creditors’ Committee shall have the ability to move for removal of the Plan Administrator or for conversion of the case to Chapter 7 pursuant to the standards of 11 U.S.C. § 1112; provided, however, that no such motion shall be brought
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before the lapse of 30 days after written notice of the Creditors’ Committee’s concerns and the failure of Post-Confirmation Debtor to make adequate progress toward resolving the stated concerns. In the absence of a Creditors’ Committee, any creditor shall have standing to take any action specified in the preceding sentence.
ARTICLE 10
MODIFICATION OF PLAN
     10.1 Pre-Confirmation Modification:
          The Debtor may propose amendments or modifications of this Plan at any time prior to the Confirmation Date consistent with Bankruptcy Code section 1127 and Rule 3019.
     10.2 Post-Confirmation Modification With No Materially Adverse Effect:
          After the Confirmation Date, the Post-Confirmation Debtor may, with approval of the Court but without further notice and so long as it does not materially, adversely affect the interest of Creditors, modify this Plan or remedy any defect or omission or reconcile any inconsistency in the Plan in such a manner as may be necessary to carry out the purpose and intent of this Plan.
     10.3 Post-Confirmation Material Modification:
          This Plan may be modified at any time after confirmation and before substantial consummation, provided that this Plan, as modified, meets the requirements of sections 1122 and 1123 of the Bankruptcy Code, and the Court, after notice and a hearing, confirms such Plan, as
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modified, under section 1129 of the Bankruptcy Code, and the circumstances warrant such modification.
ARTICLE 11
RETENTION OF JURISDICTION
     11.1 Retention of Jurisdiction:
          After the Effective Date of the Plan, the Court shall retain jurisdiction to the fullest extent provided by law, including under 28 U.S.C. sections 1334 and 157.
               PROPONENT:
Dated: January 15, 2010

CAPITAL CORP OF THE WEST

By	/s/ David A. Heaberlin
David A. Heaberlin, Authorized Representative

APPROVED AS TO FORM.

FELDERSTEIN FITZGERALD WILLOUGHBY & PASCUZZI, LLP
By	/s/ Paul J. Pascuzzi
Paul J. Pascuzzi
Attorneys for Capital Corp of the West

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